Exhibit 10.16

LEASE DEED

This Deed of Lease made and entered into at Chennai on this 31st day of May, in the year 2019.
BETWEEN
Faery Estates Pvt. Ltd., (PAN: AAACF5718K) a company incorporated under the provisions of the Companies Act, 1956 and having its registered office at OF 10, Prudential Ground Floor, Central Avenue, Hiranandani Gardens, Powai, Mumbai - 400076, represented by Mr. K.M. Mohan authorized by the board resolution dated 28-11-2018, hereinafter referred to as “the Lessor” (which expression shall unless it be repugnant to the context or meaning thereof be deemed to mean and include its successors-in-title and permitted assigns) of the ONE PART;
AND
M/s Freshworks Technologies Private Limited, (PAN: AABCF6966C, GSTN: 33AABCF6966C1ZS TAN:CHEF04103B) a company incorporated under the Companies Act, 1956, having its registered office at Module-1 & 2, 1st Floor, Block B, Global Infocity Park Chennai, #40, MGR Salai, Perungudi, Chennai— 600096, through its duly authorized signatory, Mr. Vijay Raghavan, authorized by the board resolution dated 28th November 2017, (hereinafter referred to as the “LESSEE”, which expression shall, unless repugnant to the context or meaning thereof, include its successors and permitted assigns) of the OTHER PART.
(The Lessor and the Lessee are hereinafter referred to individually as a “Party” and collectively as the “Parties” wherever the context so requires or permits).
WHEREAS:
A.The Lessor is the owner of and is well and sufficiently entitled to and is possessed of land admeasuring 12.52 Acres (including OSR area), situated, lying and being a plot no. 40, MGR Salai, Kandanchavadi, Perungudi, Chennai — 600 096 and more particularly described in Schedule I hereunder written (hereinafter referred to as the Said Land);

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

B.The Lessor has constructed and developed on the Said Land the IT Park building as stipulated in Item 2 of Schedule II (hereinafter referred to as the “Building”); having acquired the same under a Deed of Sale and registered as document numbers as given below in the office of the Sub-Registrar, Neelankarai:

S1 No.	Survey Nos	Sale Deed Dated	Document No.
1	36 / 17 A	22.05.2006	3102 / 2006
2	227 / 1A	22.05.2006	3103 / 2006
3	227 / 1B	22.05.2006	3103 / 2006
4	227 / 2A1	22.05.2006	3103 / 2006
5	227 / 2A2	22.05.2006	3103 / 2006
6	228 / 1A1C	20.09.2005	5461 / 2005
7	228 / 1A1A	20.09.2005	5461 / 2005
C.The Lessee is engaged in the business of Information Technology/Information Technology Enabled Services (“IT/ITES”);
D.The Lessee has approached the Lessor and has requested the Lessor to lease to the Lessee, the premises more particularly described in Item 3 of Schedule II hereinafter referred to as the “Demised Premises” and shown on the plan thereof annexed hereto and marked as Annexure “A” for the purpose stipulated in Item 4 of Schedule II and commencing on the Commencement Date as stipulated in Item 5 of Schedule II for the Lease Term (as defined hereinafter);
E.The Lessor has considered the request made by the Lessee and has agreed to lease the Demised Premises on certain terms and conditions, which have been mutually agreed upon by and between them;
F.The Lessee has investigated the title to the Said Property and accepted the same;
G.The Parties are desirous of recording the terms and conditions of the Deed arrived at by and between them in the manner hereinafter appearing;

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

NOW THIS DEED WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO as under:
1.Recitals
The recitals contained above shall form an integral and operative part of this Deed as if the same were set out and incorporated verbatim in the operative part and to be interpreted, construed and read accordingly.
2.Definitions & Interpretations
2.1Definitions:
For purposes of this Deed, unless the context otherwise requires, the under mentioned expressions shall have the under mentioned meaning:
“Acts of God” shall mean the effects of any natural element or other natural disaster including but not limited to storm, flood, lightning, earthquake, cyclone, etc. which are beyond the control of the Parties.
“Additional Parking Fees” shall mean the fees charged by the Lessor at the rate set out in Item 18 in Schedule II in terms of Clause 9.3;
“Affiliate, Associate or Subsidiary” shall with respect to the Lessee mean (a) a company which is a holding or subsidiary company of the Lessee, as defined under the Companies Act, 1956; (b) a person under the control of, or under common control with, the Lessee; or (c) an entity, in which the Lessee has direct or beneficial interest or control of more than 51% (fifty-one) percent of the voting securities of such entity.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

“Business Day” shall mean a day which is not a Sunday, or a public holiday or a bank holiday under the Negotiable Instruments Act, 1881 either at Mumbai, or any place where any act under this Deed is to be performed
“Chargeable Area” in respect of the Demised Premises refers to an area stipulated in Item 8 of Schedule II;
“Commencement Date” shall be the date specified in Item 5 of Schedule II;
“Conduits” shall mean the pipes, sewers, drains, ducts, gutters, electric mains, wires, cables (for communication and reception system), channels, flues that are common for all the lessees/users/occupiers of the Building, which shall be the obligation of the Lessor to provide up to the Demised Premises (i.e. High Side) and thereafter Lessee shall, make its own arrangement for such facilities within the Demised Premises in terms of this Deed.
“Building/Said Building” shall mean the building as more particularly set out in Item 2 of Schedule II;
“Demised Premises” shall have the meaning given to such term in as stipulated in Item 3 of Schedule II;
“Due Date” shall, for the purposes of Lease Rent, Interest Free Security Deposit and CAM that are due by the Lessee to the Lessor in terms of this Deed, mean the 7th day of every month or prior in case of a non-business day. For utility payments that are due by the Lessee to the Lessor in terms of this Deed, mean the 7th day from the day of raising the invoice.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

“Fit-Out Period” shall mean the period stipulated in Item 10 of Schedule II commencing from the Commencement Date/s and expiring one day prior to the Lease Rent Commencement Date/s during which period the Lease Rent is not payable;
“Force Majeure Events” shall mean and include all events which are (i) beyond the control of the Parties and arising after the date hereof, preventing or delaying total or partial carrying out of the obligations set forth including but not limited to any strikes, lockout, fire, revolution, wars, rebellion, sabotage, terrorism, civil disturbances, acts of enemies, embargoes or other disasters; and/or (ii) Acts of God;
“Handover Condition” shall mean the handover of the Demised Premises in a condition as set out in Annexure “B”.
“Initial Term” shall mean the initial term as set out in Item 6 of Schedule II in respect of the Demised Premises commencing from the Commencement Date;
“Interest Free Security Deposit” shall mean an interest free refundable deposit which shall be kept deposited by the Lessee during the Lease Term with the Lessor in terms of Clause 8 hereof;
“Lease Rent” shall mean the periodic payment on monthly basis payable in advance, during the Term of the Lease, by the Lessee to the Lessor in terms of Clause 5 hereof;
“Lease Rent Commencement Date” shall mean the date stipulated in Item 14 of Schedule II and in terms of Clause 4.2 hereof;
“Lease Rent Free Period/s” shall, in respect of the Demised Premises, mean the period stipulated in Item 15 of Schedule II and during which the Lessee shall be entitled to Fit-Out the Demised Premises and for which the period of Lease Rent is not payable;

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

“Lease Term” shall mean the Initial Term and the Renewal Term (only if applicable);
“Lock-in-Period” shall have the meaning given to such term as set out in Item 16 of Schedule II and Clause 7 hereof
“Month” shall mean a month, as per the English calendar;
“Permitted Use”/“Purpose” shall, as provided stipulated in Item 4 of the Schedule II and no other purpose;
“Parking Fees” shall mean the fees charged by the Lessor at the rate set out in Item 17 in Schedule II in terms of Clause 9.2;
“Property Tax” shall mean the present and future tax, commonly referred to as property or municipal tax which is imposed by municipal authorities in relation to the Demised Premises and which shall be paid and borne by the Lessor only;
“Fit-Outs Guidelines” shall mean the regulations as presently applicable for enabling the Lessee from the Commencement Date to carry Fit-Outs in the Demised Premises, however, the Lessor may clarify, add to or amend the Regulations pertaining to Fit-Outs from time to time; provided the same do not prejudicially affect the Lessee;
“Renewal Term” shall mean the period set out in Item 7 of Schedule II;
“GST” and other applicable taxes. by whatever name called, not being Property Tax that is or may be imposed on the Lease Rent and all other amounts payable under this Deed (also including any increases thereof from time to time).
2.2Interpretation:
2.2.1The headings to the Clauses and the Schedules and the Index to this Deed are for ease of reference only and shall not affect its interpretation.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

2.2.2Any reference to a specific statute or statutes shall be deemed to include any statutory extension or modification amendment or re-enactment thereof.
2.2.3Words importing the singular include the plural and vice versa.
2.2.4Reference to a Schedule or Clause shall be reference to a Schedule or Clause of this Deed.
2.2.5The expressions specified in the Annexures hereto and forming part of this Deed shall have the meanings assigned to them therein.
2.2.6Any provision in this Deed authorizing or permitting the Lessor to perform or to do anything shall be deemed to extend to any person authorized by the Lessor.
3.Grant of Lease:
3.1In consideration of the Lease Rent hereinafter reserved and the covenants hereinafter contained on the part of the Lessee to be observed and performed, the Lessor hereby demises unto the Lessee, the premises admeasuring the Chargeable Area set out in Item 8 of Schedule II and which premises are more particularly described in Item 3 of Schedule II hereunder written and shown bounded in red on the plan thereof hereto annexed and marked with the letter “A” (hereinafter referred as “the Demised Premises”) situated in the building also described in Item 2 of the Schedule II hereunder written (hereinafter referred as “the Said Building”) constructed on a portion of the land admeasuring 12.52 Acres situated, lying and being at Plot No.40, MGR Salai, Kandanchavadi, Chennai — 600 096 and more particularly described in Schedule I hereunder written (“the Said Land”) for the Lease Term set out in Clause 4 hereunder written, to be determined in the manner hereinafter specified YIELDING AND PAYING therefore during the Said Term the monthly rent as set out in Clause 5 hereunder written

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

(“the Lease Rent”) payable in advance with an escalation as mentioned in the Said Clause 5.
3.2The Lessee hereby agrees, assures, confirms, declares and undertakes that this lease shall always be subject to the due performance and observance / compliance of all the terms, conditions and covenants herein contained by the Lessee and further subject to the payment of the Lease Rent and all other payments to be made by the Lessee as mentioned herein.
3.3The Lessee undertakes that the use of the Demised Premises for the purpose of the Permitted Use. The Lessee shall not use nor suffer use of the Demised Premises for any purposes other than the Permitted Use specified herein. Use of the Demised Premises for any purpose other than specified herein shall be deemed to be a material breach of these presents.
4.Commencement Date and Lease Rent Commencement Date
4.1The lease in respect of the Demised Premises shall commence from the Commencement Date. On the Commencement Date the Lessor shall handover to the Lessee the Demised Premises in the Handover Condition.
4.2The Lease Rent Commencement Date shall be the date stipulated in Item 14 of Schedule II.
4.3This Deed shall, at the expiry of the Initial Term, subject to the Deed being valid and subsisting and subject to the terms hereinafter contained, be renewed at the discretion of the Lessee for the Renewal Term subject to the terms and conditions as contained in this Deed Provided That the Lessee may opt not to renew this Deed for the Renewal Term by serving upon the Lessor a written notice, as set out in clause 26.7 of this Lease Deed, at any time not later than 3 (three) months prior to the expiry of the Initial Term

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

(“Option Exercise Date”) expressing its intention to terminate this Deed. It is however clarified that if the Lessee fails to serve a written notice, as set out in clause 26.7 of this Lease Deed, by the Option Exercise Date, expressing its intent to terminate the Deed at the end of the Initial Term, then the Lessee undertakes to renew this Deed for the Renewal Term and the Lessee shall not thereafter be entitled to serve a notice of termination and/or non-renewal of this Deed during the remaining period of 3 (three) months of the Initial Term.
4.4The Parties, shall execute immediately on expiry of the lease term such fresh lease deed and register such deed within 30 (thirty) calendar days of the expiry of the Lease Term.
5.Lease Rent
5.1As and by way of consideration for the grant of lease of the Demised Premises by the Lessor to the Lessee, the Lessee covenants and agrees that it shall, during the Initial Term, pay to the Lessor without demand, delay and/or demur by way of Lease Rent from time to time as under:
5.1.1    Lease Rent as stipulated in Item 13 of Schedule II due and payable for the Demised Premises for the period stated in Item 13 of Schedule II.
5.1.2    Escalated Lease Rent (if applicable) as stipulated in Item 9 of Schedule II due and payable for the Demised Premises for each period stated in Item 9 of Schedule II.
5.2The Lessee shall from the Lease Rent Commencement Date pay to the Lessor the Lease Rent in advance on or before the 7th calendar day of each and every Month at the Lessor’s address mentioned herein, unless change is notified by the Lessor by giving an advance written notice of 30 (thirty) days and if the day stipulated herein be not a Business Day then on the Business Day prior to the stipulated day.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

5.3Should the Lease Rent Commencement Date be any date other than the 1st day of a month, then the Lease Rent shall be paid on a pro-rata basis for that month on the Commencement Date and thereafter from the ensuing month, next after the month of the relevant Commencement Date, the Lease Rent shall be paid in the manner indicated in Clause 5.2 hereinabove.
5.4The Lease Rent shall be subject to deduction by the Lessee of tax at source under the Income Tax laws of India as may be in force from time to time or at a rate mentioned in the lower Tax deduction certificate issued by the Income Tax Department from time to time. The Lessee shall forthwith furnish to the Lessor a certificate for deduction of tax at source. If the Lessee fails to provide such certificate within 60 days from the end of a financial quarter (other than financial quarter ended 31st March where the no of days is 90), the Lessee shall pay to the Lessor an amount equivalent to the amount of tax so deducted at source. However, in the event the Lessee fails to make the aforesaid payment or provide the certificate as aforesaid, then the Lessee shall pay such amount to the Lessor together with interest at 18% (eighteen per cent) per annum from the due date till the date of payment.
5.5The Lessee agrees and undertakes not to make any application to any court of law or before any forum or before any authority for the Said Lease Rent as being excessive or unreasonable and any such action shall be taken as a breach of this Deed entailing the consequences as herein set out.
5.6It is the sole discretion of the Lessor to determine the lease rent for different leased units within the Building. The Lessee acknowledges that such lease rent may vary from one leased unit to the other due to various factors such as location of the leased units, time of leasing, duration of leasing, the size of the leased units, the type of trade activity or business relations and mutual interest between the Lessor and the lessee in question.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

The Lease Rent of any leased unit within the Building shall not be considered, at any time, as measure for application to other units or used as a basis for comparison to other units and the Lessee shall not be entitled to demand the Lessor to apply to the Demised Premises, lease fees, similar or equivalent to that charged to the other occupants of the Building.
6.GST / Taxes
6.1In addition to the Lease Rent and all other amounts payable under this Deed, the Lessee shall be liable to bear and pay GST and/or any other applicable taxes to be levied on the Lease Rent and/or any other amounts payable under this Deed (including any increases thereof). It is clarified that the Lessee shall be liable to bear and pay GST and/or any other applicable taxes, if made applicable retrospectively in pursuance of this Deed or payment of the Lease Rent and/or any other amounts payable hereunder. Further, all taxes payable directly on account of the business activities carried on by the Lessee in the Demised Premises or otherwise shall be borne and paid by the Lessee.
6.2The obligation to pay all Taxes and statutory levies arising out of and in connection with the Business operations to be carried out by the Lessee except property taxes shall be upon the Lessee.
6.3All the fees or charges payable under this agreement are subject to GST or any other applicable tax or cess (“Taxes”) that Lessor is legally obligated to charge under the Applicable Laws. For the purposes of this agreement, GST shall include the Central Goods and Services Tax (`CGST’), the State Goods and Services Tax (‘SGST’)/Union Territories Goods and Service Tax (‘UTGST’) and/or the Integrated Goods and Services Tax (‘IGST’) as may be applicable.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

6.4The tax shall be mentioned by the Lessor in all Tax invoices, Debit notes, Credit notes and other documents which are required to be issued by the Lessor, in accordance with provisions of place of supply as per the Laws in relation to GST.
6.5The Lessor shall raise a valid tax invoice/debit note with all applicable taxes and Lessee shall pay the same within the prescribed timelines from the date of Tax invoice or Debit note. It is further agreed that Lessor will not indemnify for any non-availability of tax credit to the Lessee for delay in payment beyond the stipulated time by relevant tax authorities. If at any time the credit for Taxes is denied to the Lessee or payment of Taxes is sought from the Lessee due to issuance of deficient invoice, or default in payment of Taxes or non-compliance of Applicable Laws by the Lessor, then the Lessor shall rectify the said non-compliances/errors to ensure that Lessee gets the credit.
6.6As and when there is any change in the GST rules, acts, regulations on input credit (which are available in public domain as on date of signing this agreement), the Parties shall discuss the provisions and may enter into an amendment, if required, to address each other’s concerns in relation to such compliance.
6.7Any payment of advance made by the Lessee is also subject to Tax under the Laws in relation to GST and the same shall be charged to the Lessee. It is also agreed that Lessee shall communicate and intimate to Lessor, the details of invoices against which adjustment of advances paid by Lessee should be made.
6.8If any tax proceedings are initiated against either Party, in relation to the transaction contemplated under the Main Agreement, the other Party shall fully co-operate by furnishing all information as available on timely basis as may be required by such Party, including but not limited to confirmation of booking/accrual of expense.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

6.9If the Lessee provides the Lessor with an exemption certificate acceptable to the relevant taxing authority, the Lessor shall not collect the tax on transaction covered by such certificate provided the certificate is provided on time before raising the invoice by Lessor.
6.10The Lessee may deduct or withhold any Taxes that the Lessee may be legally obligated to deduct or withhold from any amounts payable to Lessor under this Agreement, and payment to Lessor as reduced by such deductions or withholdings will constitute full payment and settlement of amounts payable under this Agreement. It is further agreed that if Lessor provides Lessee with any lower deduction certificate acceptable to the relevant taxing authority, Lessee shall deduct or withhold any amounts payable to Lessor at such lower rates as applicable. The lessee agrees that he would file the TDS return based on which credit for tax paid by the lessee would be available to the lessor. If at any time the credit for Tax deducted at source (TDS) is denied to the Lessor or payment of Taxes is sought from the Lessor due to issuance of deficient TDS certificate/entry in Form 26AS or default in payment of Taxes or non-compliance of Applicable Laws by the Lessee, Lessee will indemnify Lessor against any denied credits or Taxes recovered as well as any interest and penalties imposed on Lessor
7.Provision for Lock-in-Period
7.1The Lock-in Period shall be the period stipulated in Item 16 of Schedule II. After expiration of Lock-in-Period and at any time till expiration of the Lease Term, the Lessee shall be entitled to terminate the lease with respect to all or part of the Demised Premises by giving the Lessor 6 (six) month’s prior notice in writing.
7.2It is clarified that during the Lock-in-Period neither party shall be entitled to terminate this Deed except as provided and agreed in this Deed

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

7.3In the event the Lessee communicates in writing to the Lessor its intention to terminate this Deed prior to the expiry of the Lock-in-Period for any reason whatsoever or the Lessor terminates this Deed on account of any breach on the part of the Lessee of any provision of this Deed, then the Lessee shall be bound and liable to pay to the Lessor the entire amount of Lease Rent for the unexpired period of the Lock-in-Period.
7.4It is clarified that notice of termination cannot be given by the Lessee during the Lock-in Period except during the last 3 (three) months thereof except as provided and agreed in this Deed. The Lessee shall during the notice period continue to observe and perform all its obligations hereunder. The Lessee shall in the aforesaid circumstances, vacate and hand over to the Lessor occupation of the Demised Premises as the case may be, and within 7 (seven) days of such handover, the Lessor shall refund the proportionate Interest Free Security Deposit subject to deductions in terms of Clauses 8.5 and 8 herein below, immediately on the expiration of the period of 3 (three) months from the date of notice for pre-determination, it being clarified that the Lessee shall, beyond the aforesaid period of 3 (three) months, not be entitled to any additional period for the purpose of vacating and handing over occupation of the Demised Premises to the Lessor. The consequences of the Lessee not vacating the Demised Premises shall be determined in accordance with Clause 22 hereunder.
7.5In the event that the lease in respect of the Demised Premises is terminated by the Lessee during the Lock-in Period, then the Lessee shall be entitled to receive from the Lessor refund of only the proportionate Interest Free Security Deposit for the Demised Premises subject to deductions in terms of Clause 8 herein below. The reference to the Interest Free Security Deposit as set out in this Deed shall stand accordingly amended to refer only to the proportionate Interest Free Security Deposit. The remainder of the Interest Free Security Deposit shall be refunded by the Lessor to the Lessee only upon expiry of the Lock-in Period.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

8.Interest Free Security Deposit
8.1The Lessee covenants and agrees that during the Lease Term it shall keep with the Lessor, the Interest Free Security Deposit for due compliance, fulfillment, observance and performance in letter and spirit of the Lessee’s obligations towards the Lessor relating to the Demised Premises and use thereof. Accordingly, the Lessee shall keep deposited, as Interest Free Security Deposit, as stipulated in Item 11 of Schedule II due and payable for the Demised Premises for the period stated therein. This amount shall be deposited by the Lessee with the Lessor on the Commencement Date. The Interest Free Security Deposit should be paid by the Lessee on or before signing of this Lease Deed or as mutually agreed between the parties.
8.2During the initial Term and the Renewal Term, the Interest Free Refundable Security Deposit shall be escalated as defined in Item 12 of Schedule II.
8.3In the event that this Deed is renewed for the Renewal Term in accordance with Clause 4.3 above or otherwise howsoever, then on the expiration of the Initial Term there shall be no requirement on part of the Lessor to refund the Interest Free Security Deposit applicable to that Period (save and except the pre-determination of lease in terms of this Deed), but upon any escalation in the Interest Free Refundable Security Deposits as defined in Item 12 of Schedule II, which shall be notified by Lessor by an advance written notice of 30 (thirty) days, the Lessee shall pay over the deficit amount in the Interest Free Security Deposit lying with the Lessor to make up for the short-fall in the Interest Free Security Deposit applicable to the relevant periods. The deficit amount in the Interest Free Security Deposit should be paid by the Lessee on or before 7 (seven) days from the date of Renewal.
8.4The Interest Free Security Deposit will be refunded by the Lessor to the Lessee within 7 (seven) days of the Lessee handing over quiet, vacant and peaceful possession/charge of

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

the Demised Premises to the Lessor on the termination of the Lease, either by efflux of the time or on its early termination under the various provisions set out hereunder, after deducting therefrom all amounts referred to in Clause 8 hereunder. The deduction of the amounts from the Interest Free Security Deposit shall be without prejudice to the other rights of the Lessor under this Deed or in law and without the Lessee being absolved of his obligations under this Deed.
8.5If, however, this Deed is terminated by either party, OR on expiry of this Deed by the efflux of time, then the Interest Free Security Deposit will be refunded to the Lessee on such termination, after deducting all outstanding amounts/charges due and payable to the Lessor under this Deed only upon the Lessee handing over vacant and peaceful charge of the Demised Premises. After peaceful hand-over of the Demised Premises by the Lessee to the Lessor, both parties shall sign a handover/take over document of the same and the Lessor shall specify in the handover/take over document, that the refund of the Interest Free Security Deposit shall be made within 7 (seven) days thereon. In the aforesaid circumstances or upon expiry of the Lease by efflux of time, the Lessor shall be entitled to retain such sum from and out of the amount of Interest Free Security Deposit aforesaid as shall be equivalent to the charges of consumption of the utilities in respect of the Demised Premises for a period of 3 (three) months or such other period, depending on the billing cycles of the utilities from the date of expiry or sooner determination of the lease which amount shall be utilized by the Lessor for payment/charges of consumption of the utilities remaining unpaid in respect of the Demised Premises or damages if any, in relation to the Demised Premises as also for payment of any other amount payable by the Lessee in terms of these presents. On receipt of the Said bills relating to the period of the lease, the Lessor shall pay all the amounts of the Said bills and immediately refund the balance amount of the Interest Free Security

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Deposit so retained, if any, to the Lessee. Lessor shall provide Lessee with a copy of all bills for Lessee’s records.
8.6Subject to Clause 8.5, in the event of termination or earlier determination of this Deed, if the Lessor fails to refund the Interest Free Security Deposit within 7 (seven) days of the Lessee handing over quiet, vacant and peaceful charge of the Demised Premises, the Lessor will be liable to pay interest on the outstanding amount of Interest Free Security Deposit at the rate of 18% (eighteen per cent) per annum from the date when the amount is due till the date of actual payment.
9.Parking Facility
9.1The Lessee shall, park authorized vehicles only in the spaces specifically earmarked/set aside, from time to time, by the Lessor for parking and subject to the payment of such parking fee as may be applicable.
9.2The Lessor shall provide to the Lessee for its exclusive use, car parking spaces as stipulated in Item 17 of Schedule II during the term of lease. A detailed plan delineating the Car Parking Spaces is shown in Annexure “C” attached hereto.
9.3In the event of the Lessee requesting additional car parking space, the Lessor shall, at its sole discretion and subject to availability, make the same available to the Lessee, at the rate stipulated in Item 18 of Schedule II during the term of lease. The Lessee shall pay the Additional Parking Fees to the Lessor along with the Lease Rent.
9.4In the event the lease is renewed the Parking Fees and Additional Parking Fees shall, on the Escalation Dates set out in Items 18 of Schedule II be escalated proportionately to the escalation to the Initial Escalated Lease Rent and the Renewed Lease Rent on such dates respectively.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

9.5The Lessee agrees, after notice thereof, to abide by all rules, regulations and restrictions framed by the Lessor from time to time, and use its reasonable efforts to cause its employees, customers, guests, visitors, invitees, agents and servants to conform thereto. The Lessee shall, for security reasons, furnish to the Lessor, the vehicle registration numbers, License numbers and other details of the vehicles which are to be parked in the parking spaces set out in Annexure “C”.
9.6The Lessee shall not be entitled to claim any vested right to any Car/two-wheeler Parking Space.
9.7It is clearly understood and expressly agreed by the Lessee that any security provided by the Lessor in the Parking area is general in nature, scope and intent, the Lessor neither covenants nor undertakes to secure, guarantee or be liable for the security or any damage caused to any vehicles parked in the building.
9.8It is hereby clarified that the liability of the Lessee to pay Parking Fees under Clause 9.2 above shall commence from the Lease Rent Commencement Date and shall be payable in advance for each month together with the Lease Rent.
10.Fit-Outs of the Demised Premises
10.1The Lessee shall at its costs and expense be permitted to Fit-Out the Demised Premises but shall not make any modifications to the structure of the Building.
10.2The Lessee shall carry out Fit-Outs of the Demised Premises in terms of the Fit-Out Guidelines in respect of the Demised Premises as are prescribed (to be provided to the Lessee at the latest upon the Lease Commencement Date) as per the building plans submitted by the Lessor which have been sanctioned in writing by the Local Authority. The Lessee agrees that in the event the municipal corporation requires any clarification, change or amendment in the Fit-out plans submitted by the Lessee then, the Lessee shall

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revert to the Lessor in this regard within 2 (two) Business Days. It is agreed that the Lease Rent Commencement Date/s would be regardless of whether the Lessee has completed its Fit-out works within the Fit-out period as mentioned herein above.
10.3For undertaking the Fit-Outs, the Lessor shall, subject to its policies regarding safety, permit the approved contractors, architects, workmen etc. entry in the building and to work within the Demised Premises.
10.4As from the Lease Commencement Date, the Demised Premises shall be at the risk of the Lessee and the terms and conditions of this Deed, in so far as applicable, shall apply, from the Lease Commencement Date.
10.5The Lessor agrees that the Lessee is permitted use of the Conduits for wiring or any other purpose, however, before inserting any wiring/taking connections through the Conduits, the Lessee shall make a written application seeking the Lessor’s consent and any insertions that the Lessee may put through in the Conduits shall be as advised by the Lessor’s technical consultants. The Lessee undertakes not to make any use of the Conduits, unless authorized by the Lessor.
10.6It is hereby agreed between the Parties that if any damage is caused to the Demised Premises or to the Building by virtue of the Lessee’s Fit-Out works, then the Lessee shall indemnify the Lessor for all direct losses or damage at its actual cost as determined by the relevant consultants appointed by the Lessor in this regard. Such reimbursement shall be made within 30 (thirty) days from receipt of a demand in writing for the same by the Lessor.
10.7The Lessee shall reimburse the Lessor and bear all the costs towards electricity, fuel, water or any other utility charges of whatsoever nature, for undertaking the Fit-Outs in the Demised Premises. The Lessee shall install calibrated meters to calculate the

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consumption of raw power and water during the Fit-Out period. The DG power consumption shall be charged based on the unit consumption ratio of actual raw power generated to actual DG power generated. The Lessor shall raise an invoice in the name of the Lessee for the amount to be reimbursed for such utility charges, based on these calibrated meters, the Lessee shall make the payment of the Said amount by pay order within 7 (seven) days from the date of the receipt of the Said invoice from the Lessor.
10.8All the costs, charges, expenses, imposts, levies, deposits, penalties and fines for or in connection with the maintenance of the Fit-Outs shall be borne and paid by the Lessee alone.
11.Signage
11.1The Lessee shall be allowed to place its name boards and signage at such locations as may be approved by the Lessor’s signage consultant which approval the Lessee shall obtain in writing from such consultant prior to placing of such signage. The size and design of the signage will also be subject to the approval of the Lessor’s signage consultant.
11.2All costs of installing and hoisting such signage shall be borne by the Lessee.
11.3For installation and hoisting of any signage, in addition to the space provided by the Lessor, the allocation of the signage space would be at the sole discretion of the Lessor. All municipal charges, expenses for fabrication and erection of structure and other associated charges for the signage shall be payable by the Lessee. The Lessee shall also obtain all the necessary permissions and comply with the statutory requirements for mounting of such signage for which the Lessor shall extend all necessary cooperation.

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12.Property Tax
The Lessor shall be responsible for payment of present and future Property Tax imposed by the municipal authorities in respect of the Demised Premises.
13.Sub-Lease
13.1The Lessee shall not have the right to sub-lease or share the Demised Premises or any part thereof except with the prior written permissions of the Lessor, which the Lessor may deny without assigning any reason therefor.
13.2If the Lessee has been permitted by the Lessor to sub-lease and/or share the use with any other person, then the same shall subject to the following conditions:
13.2.1the Lessee giving prior written notice to the Lessor along with documentary evidence including certificate of the Lessee’s statutory auditors, certifying the Lessee’s relationship as aforesaid with such company or entity and the Lessor approving such sub-lease/sharing with such entity;
13.2.2in the event of sub-lease or sharing their use of the Demised Premises the Lessee will continue to remain fully liable for regular and timely payment of the Lease Rent and to be fully and effectively responsible for fulfilling all its obligations under this Deed; and
13.2.3such company or entity not being entitled to and not claiming any right, title or interest in the Demised Premises and/or to the benefits of the Lease.
13.3Lessee agrees to maintain the Said Lease Deed (including but not limited to obligations of rendering payments agreed to, in the Lease Deed) during the entire term of the Sub-lease, subject, however, to any earlier termination of the Lease Deed either through mutual consensus between the Lessor and Lessee or the free will of either party or

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without the fault of the Lessee to comply with or honor Lessee’s Obligations, during which time the Lessee shall ensure peaceful handover of the possession of the Demised Premises to the Lessor i.e. Faery Estates Private Limited. Lessee also agrees to hold such company free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Lessee’s failure to comply with or honor Lessee’s Obligations. It is however agreed by and between the Parties that no allowing or sharing of the use or sub-letting of the Demised Premises as contained herein shall be permissible in the event the prior permission/consent of any regulatory authority is required under the extant Laws and such permission/consent has not been obtained.
14.Assignment
The Lessee shall not in any manner or transfer or assign or mortgage in any manner to any person whatsoever the Demised Premises or any portion thereof and or any of the benefits or rights available to the Lessee under this Deed and shall not part with the possession of the Demised Premises or any portion thereof.
15.Lessee’s Entitlements
15.1The Lessee during the subsistence of this Deed may refurbish/renovate the Demised Premises after seeking the prior written consent of the Lessor. The Lessee agrees not to carry out any work in the Demised Premises of structural nature and shall ensure that during refurbishment/renovation, the Demised Premises or any part of the Building is not damaged. Further the Lessee shall ensure that such work does not conflict with any other obligation undertaken by the Lessee under this Deed and the same does not violate or breach any law. It is clarified that there shall be no suspension of the Lessee’s obligation for making payment of the Lease Rent or any other payment due to the Lessor under this Deed during the refurbishment/renovation period.

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15.2The Lessee shall be entitled to apply for and obtain at its own cost and expenses separate telephone lines to be installed in the Demised Premises.
16.Rights of the Lessor
16.1The Lessor shall have the right from time to time, to improve, extend, or in any manner whatsoever alter the deal with the Said Building and the larger layout of which the Building forms a part of, and bring in any modification or changes therein. In particular the Lessor shall have the right, at all times and from time to time throughout the Lease to;
16.1.1Change the area, size level, location and/or arrangement of the larger layout or any part thereof, including, and without limitations, common areas and facilities and the entrances and the exits from the common areas and facilities.
16.1.2Construct multiple decks, elevated or underground parking facilities and expand, reduce or alter the same in any manner whatsoever.
16.1.3Re-locate or re-arrange the various buildings, parking areas and other parts of the park.
16.1.4Make changes and additions to Conduits or other structures and non-structural installations in the Demised Premises to serve the common areas and facilities and the other premises in the building or to facilitate expansion or alteration of the Building/larger layout.
16.1.5Temporarily obstruct or close off the common areas and facilities or any part of the Building/larger layout for the purposes of maintenance, repairs or construction.

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16.1.6During the course of improvements conducted by the Lessor as mentioned in this clause, the Lessor shall ensure that the Lessee and their employees shall have safe passage to enter the Demised Premises and the Lessor shall ensure that there will be no interruption to the use of their Demised Premises and other facilities as described in this Lease Deed.
16.2Without adversely affecting the rights of the Lessee under this Deed, Lessor shall have right to sell, transfer, assign, mortgage, charge or otherwise alienate in any other manner all or any of its rights and interests in the Said Building/Demised Premises or any portion thereof in favor of the any third party or third person, the Lessor shall attorn the Lease Deed in favor of such transferee on the same terms and conditions as are contained herein. Lessee accepts and acknowledges that the Lessee will not raise any objection to it in future and will cooperate to the Lessor, if required. In the event of any sell, transfer, charge, assignment or alienation or mortgage of the Said Building/Demised Premises, the Lessor shall cause the transferee, assignee, mortgagee as the case may be, to recognize the lease hereby granted and to acknowledge in writing the rights of the Lessee to continue to use and occupy the Said Building/Demised Premises in accordance with the terms of this Lease Deed. In case a new Lease needs to be signed between the new Lessor and the existing Lessee, then all legal costs related to stamp duty and registration of the fresh Lease shall be borne by the New Lessor
17.Extent of Lessor’s Liability
Neither the Lessor nor its agents or employees are liable for any loss of any nature suffered by the Lessee (including loss of profits) or damage to any of the assets of the Lessee including but not limited to fixtures, fittings, books and papers and other goods, or be liable for any injury or loss of life to the person of the Lessee or the Lessee’s employees or invitees due to any reason whatsoever, unless the same is caused by the

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Lessor’s act/s, omission/s or commission/s and the Lessee indemnifies the Lessor to the extent that such claims are not caused by the Lessor’s or its agent’s or employee’s act/s, omission/s or commission/s.
18.Restrictions on Lessee
The Lessee shall not induct any third party into the Demised Premises and/or any part thereof during the subsistence of this Lease.
19.Obligations of the Lessee
The Lessee hereby covenants with the Lessor as under:
19.1To use the Demised Premises for the purpose of Permitted Use only and for no other purpose whatsoever;
19.2To make payment of the Lease Rent, maintenance charges, parking charges and Interest Free Security Deposit at the time and in the manner herein provided and also pay all the outgoings and charges for the consumption of utilities as recorded in the separate meters installed for that purpose in respect of the Demised Premises.
19.3Not to further sub-let or on any other basis the Demised Premises or any part or portion thereof nor shall the Lessee permit any third party to use and occupy the Demised Premises or any part or portion thereof;
19.4Not to damage in any manner any of the Lessor’s fixtures, fittings and articles installed lying and being in the Demised Premises and to keep the same in good order and condition (reasonable wear and tear excepted);
19.5Not to hold the Lessor responsible or liable for any loss or damage suffered by the Lessee on account of any Force Majeure event viz; earthquake, storm or other destruction

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caused to or in the Demised Premises or to any property articles or things brought by the Lessee into the Demised Premises or by any act or omission on the part of the occupants of the other premises or by their servants or agents or visitors visiting the Demised Premises or by any act of God such as but not limited to fire, flooding, earthquake etc.;
19.6Not to do or permit to be done upon the Demised Premises anything which may be or become a nuisance to the Lessor or other occupants of the Said Building
19.7Not to make any modifications to the structure of the Demised Premises or any part thereof;
19.8Not to bring in or to store in the Demised Premises or any part or portion thereof any combustible materials or otherwise dangerous things that may imperil the safety of the Building or may increase the premium of insurance of the Building or render void the insurance;
19.9To abide by all the rules and regulations as also to perform and observe strictly the provisions hereof and also the provisions of law of the country for the time being and from time to time in force and also the rules and regulations of the municipal corporation which may for the time being and from time to time be in force governing the Demised Premises and the building in which they are located;
19.10The Lessee shall not do or suffer to be done any act or thing whereby the interest and the rights of the Lessor in the Demised Premises are in any manner affected or prejudiced;
19.11the Lessee shall be solely liable for all its transactions with its employees and customers, which may take place within the Demised Premises;

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19.12To remove itself from the Demised Premises and all its movable furniture, fixtures, staff and employees and all its belongings and to restore the Demised Premises in good condition (reasonable wear and tear and acts of God excepted); which are movable and shall make good all damage caused to the Demised Premises by such removal to the reasonable satisfaction of the Lessor. In case the Lessee has carried out any addition and alteration to the Demised Premises and has installed fixtures and fittings which are of permanent nature, then upon expiry. or sooner determination or on termination of the Lease, the Lessee shall not be entitled to remove the same and the Lessor shall not be called upon to pay any amount to the Lessee for the same;
19.13To permit the Lessor with their agents, contractors and workmen at any time during the subsistence of this lease to enter the Demised Premises, during the day after giving to the Lessee at least 48 (forty-eight) hours’ notice in writing and in case of emergency 24 (twenty-four) hours’ notice for viewing the condition of the Demised Premises in the normal business hours and without in any manner disturbing the Lessee’s business operations;
19.14To make good to the Lessor any loss or damage that may be caused to the Demised Premises and any other furniture, fixtures, articles and things belonging to the Lessor and installed therein in the Demised Premises as a result of any negligence on the part of the Lessee, its employees, agents, customers, visitors and/or other persons calling at the Lessor in connection with the business of the Lessee;
19.15The Lessee shall attend to all day to day and minor repairs including fuses, fittings and fixture including leakage of water taps, etc. at its own cost, but major structural repairs such as leakages of roof, any major repairs to the Demised Premises and cracks in the walls shall be attended to promptly by the Lessor at its own cost unless such structural

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repairs are required due to any act or omission of the Lessee or its employees, agents, servants or invitees, in which case the Lessee shall bear the costs.
19.16If at any time damage or destruction to the Demised Premises is caused owing to the negligence on the part of the Lessee, then in that event the Lessee shall make good order and condition as they were at the time of entering into this Deed subject to normal wear and tear and during the period of restoration, the Lessee shall be bound and liable to continue to pay the Lease Rent and other outgoings, as referred to in this Deed. In case the Lessee fails and neglects to do so, then in that event, the same shall be construed as a breach of the term of this Deed and the Lessor shall be entitled to terminate this Deed and the consequences of termination as herein provided shall follow and the Lessor shall have a right to recover from the Lessee, costs for damage done to the Demised Premises (normal wear and tear and acts of God excepted);
19.17The Lessee shall with the prior written consent of the Lessor be entitled to make additions, alterations (non-structural) in or to the Demised Premises and shall be entitled to equip the Demised Premises by installing fittings such as wooden and glass partitions, extra fixtures to and/or the electrical cables and wiring. It is further agreed that the Lessee shall during the Lease Term be entitled to bring in and install loose items of furniture and equipment as are necessary for the Lessee’s business needs. Any installation of a mobile or unfixed nature which is capable of being removed without damaging the Demised Premises may be removed by the Lessee on the expiry or earlier determination of the Lease (natural wear and tear and acts of God excepted);
19.18The Lessee agrees and confirms that various premises in the Building may undergo Fit-Outs even after the Commencement Date and after the date the Lessee may have commenced operations from the Demised Premises provided that such Fit-Outs and installation works (including use of the common areas) shall be carried on without

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interference to the Lessee’s use of the Demised Premises and the Lessee shall extend co-operation as reasonably required by the Lessor.
19.19The Lessee agrees and undertakes that it shall obtain and maintain insurance cover for its own installations and equipment and third-party liability insurance within the Demised Premises for the duration of the Term and provide copies of such insurance to the Lessor and further undertakes that it shall pay all premium for such insurance cover and do all such acts or refrain from doing all such acts as may be necessary for the purpose of keeping valid such insurance cover.
19.20The Lessee shall comply, with all statutory requirements, regulations and conditions for fire safety as also conditions which may be stipulated by the Lessor or insurers in relation to fire precautions. The Lessee shall keep the Premises sufficiently supplied and equipped with such fire prevention, fire detecting, fire extinguishing, firefighting and fire alarm equipment as shall be required by law or by the insurers or as the Lessor shall reasonably require (such equipment to be kept open to inspection after reasonable prior written notice and maintained to the satisfaction of the Lessor/insurers) and not to obstruct the access to or means of working of such equipment or the means of emergency escape from the Premises.
19.21The Lessee shall be responsible to pay and bear all taxes relating to the business of the Lessee.
19.22The Lessee shall ensure that the approvals/permissions required to be maintained by the Lessee for carrying on the business activities within the Demised Premises shall remain valid, subsisting and continuing during the term of this Deed including the Renewal Term and the Lessee shall do all such acts, deeds, things that maybe required for this purpose at its own costs and expenses and shall occupy the Demised Premises only in terms of such approvals.

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19.23The Lessee shall not raise any objections in relation to the title of the Lessor to the Demised Premises or in relation to the IT Park permission.
19.24The Lessee is obligated that Premises are and shall, at all times, remain the absolute property and under the control of the Licensor. The Lessee agrees and confirms that the Lessee is not entitled to claim and will not claim any protection as a tenant under the Tamil Nadu Lease and Rent Control Act (hereinafter referred to as “Rent Control Act”) as amended up to date or any statutory modification or re-enactment thereof or any law subsisting or any law that may be enacted hereafter, and further that notwithstanding any change in such laws the rights and liabilities of the parties hereto shall be governed as set out herein and the Lease Deed hereby granted shall always be governed only by the provisions hereof. Lessee also confirms that Lessee is not subject to the protection of the Rent Control Act as a tenant, in the event of change of law whereby the Lessee and/or this agreement becomes protected under Rent Control Act, then this agreement shall ipso facto and automatically stand revoked and determined in all respects and for all purposes on the day previous to the date on which such change of law becomes effective or is brought onto the statute book whichever is earlier.
19.25The Lessee alone shall be responsible and liable for complying with all the statutory and other obligations and various rules and regulations in connection with and/or in respect of all the aspects of its business dealings vis-à-vis its customers, staff, employees and/or various statutory or other authorities or person/s and shall pay fees, salary, damages, compensation, costs, as may be applicable, and comply with all its statutory or contractual liabilities in connection therewith or arising out of its conducting its business operations at or from the Demised Premises and shall ensure that the goodwill of the Lessor is not adversely affected and the Lessee further agrees and undertakes to indemnify and keep the Lessor indemnified in respect thereof and all the costs and consequences in respect thereof from time to time and at all the times.

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20.Lessee’s Representations, Warranties and Confirmations
20.1The Lessee represents and warrants that it is fully authorized to enter into this transaction and the execution of this Deed constitutes legal, valid and binding obligations on the part of the Lessee and that all resolutions, filings, consents, declarations and statements as may be necessary in law or otherwise to be made or obtained by the Lessee have duly passed made and/or obtained.
20.2The Lessee confirms that it shall not be entitled to sub-let or assign the use and benefit of this Deed.
20.3The Lessee agrees that the Lessor shall not be liable for any loss of or damage to any valuables or articles kept by the Lessee in the Demised Premises except where the same is caused due to any act/s, omission/s or commission/s of the Lessor.
20.4That no representations or warranties by the Lessee in this Deed and no document furnished or to be furnished by the Lessee to the Lessor pursuant to this Deed or in connection herewith or with the transactions contemplated hereby, contain or will contain any untrue or misleading statement or omits or will omit any fact necessary to make the statement contained herein or therein, in light of the circumstances under which they are made.
20.5That notwithstanding anything herein contained, it is hereby expressly agreed and declared that this Deed is not intended to confer and nor does it confer any tenancy rights and/or any right or interest in the nature of tenancy and/or sub-tenancy and/or any other right or interest in the Demised Premises in favor of the Lessee. That notwithstanding anything herein contained, it is hereby expressly agreed and declared that this Deed is not intended to confer nor does it confer any right upon the Lessee to create tenancy rights and/or any right or interest in the nature of tenancy and/or sub-

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tenancy and/or any other right or interest in the Demised Premises or in favor of any third person.
20.6The Lessor shall be entitled to rely and act upon the aforesaid representations, warranties and undertakings as if the same were expressly made by the Lessee to the Lessor.
20.7The Lessee shall at all times during the Lease Term, keep all its belongings in the Demised Premises insured against third party claims and shall not hold the Lessor liable for the same. The Lessee shall furnish documentary proof as evidence of the premium paid by it to the Lessor.
20.8The Lessee shall not carry on in the Demised Premises or any part thereof, activities which are illegal, immoral, unlawful or which shall cause nuisance to other occupants of the property wherein the Demised Premises are situated and shall not store any goods of combustible nature in the Demised Premises or any part thereof, or in any manner interfere with the use of any open space, passage or amenities available for common use and not specifically allotted to the Lessee by these presents as part of the Demised Premises.
20.9The Lessee shall not, whether in the course of its interior fitting out works or as anything ancillary thereto or at any time for any purpose whatsoever, execute or permit to be executed any works involving cutting/chopping/ digging/hacking/dismantling in any manner or destroying in any manner or form, the floors or walls of the Demised Premises without prior written permission of the Lessor in this regard;
20.10The Lessee shall not in any way obstruct or permit the obstruction of any walkways, pavements, entrances, passages, courts, corridors, service ways, vestibules, halls, roads, docks, stairways, elevators, hoists, escalators, fire or escape doors outside the Demised

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Premises or other parts of the common areas or any appurtenances or conveniences thereto.
20.11The Lessee shall not, in any way cover or obstruct any lights, sky lights, windows or other means of illumination of the Common Areas or of the Building generally.
20.12The Lessee shall not litter any part of the common areas or any public footpath or way immediately adjoining the Demised Premises, and further shall not place any article, or other like things upon the sill, ledge in any part of the Demised Premises or the common areas.
20.13The Lessor represents and warrants that it is fully authorized to enter into this transaction and the execution of this Deed constitutes legal, valid and binding obligations on the part of the Lessee and that all resolutions, filings, consents, declarations and statements as may be necessary in law or otherwise to be made or obtained by the Lessee have duly passed made and/or obtained.
20.14The Lessor further represents that it holds valid and marketable title to the Demised Premises and the Said Land.
20.15The Lessor represents that the Said Building has been built in accordance with the Base Building Specifications in the manner set out in Annexure “D”.
20.16The Lessor further represents that it shall hand over the Demised Premises to the Lessee in the Handover Condition as set out in Annexure “B”.
20.17The Lessor represents that the demised premised is mortgaged to Axis Trusteeship Limited and there is no restriction on the Lessor of any kind in relation to leasing the Demised Premises. In future if the Demised Premises is mortgaged to any other entity, the same shall be without prejudice to the Lessee’s leasehold rights hereunder.

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20.18That the Demised Premises have been constructed in accordance with the specifications as per the sanctioned/approved plans and designs sanctioned by the municipal/government authorities in Chennai.
20.19The Lessor shall at all times during the Lease Term, keep the Building and all its belongings in the Building and the Demised Premises insured against third party claims and shall not hold the Lessee liable for the same. The Lessor shall furnish documentary proof as evidence of the premium paid by it to the Lessee. The Lessor confirms and warrants that the following approvals for the building are available at present
•NOC of Fire & Rescue services
•NOC of Traffic Police
•NOC of ELCOT
•TNPCB - Water & Air
•Lift License
•CEIG clearance
•Planning Permit
•Environmental Clearance Certificate
•Fire Compliance Report
•Completion Certificate.
21.Force Majeure
If at any time during the Lease Term the Demised Premises or any part thereof are damaged or destroyed due to a Force Majeure Event so as to make the Demised Premises or part thereof unfit for use for a period of more than 3 (three) months, then in that event either Party shall have an option to forthwith terminate this Deed by giving a written notice of 30 (thirty) days.

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22.Termination
22.1This Deed with respect to the Demised Premises shall be terminated by efflux of time on the expiry of the Initial Term in the event the Lessee does not exercise its option of terminating this Deed in terms of this Deed then upon the expiry of the Renewal Term.
22.2Without prejudice to any other term of this Deed or any other right or remedy available to the Lessor in contract, equity or law, in the event, the Lessee terminates this Deed during the Lock-in-Period, for any reason whatsoever or if the Lessor is forced to terminate this Deed during the Lock-in Period on account of a breach by the Lessee of any of its obligations under this Deed the Lessee shall be obliged to pay to the Lessor, the whole of the Lease Rent payable by the Lessee to the Lessor for the balance unexpired Lock-in-Period in terms of this Deed.
22.3It is hereby expressly and specifically agreed and understood by and between the Parties hereto that the Lessor shall, at its sole discretion, be entitled to revoke and determine this Deed at any time during the Lease Term (including the Lock-in Period) in any of the eventualities mentioned hereunder;
22.4The Lessor shall be entitled to terminate this Lease Deed in the following circumstances:
22.4.1In the event that the Lessee uses the Demised Premises for purposes other than its Permitted Use; or
22.4.2In case the Lessee commits a material default of its obligations as provided in this Deed or fails to honor any of its monetary obligation outstanding and due to the Lessor as contained herein and the Lessee fails to rectify the defaults within the maximum period of 15 (fifteen) days after having served the notice given to this effect by the Lessor to the Lessee; or

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

22.4.3In the event of any license, permission or registration if required to be obtained by the Lessee is not obtained or the same is subsequently withdrawn, cancelled, or nullified for a period of 6 (six) months subject to a 3 (three) month notice period; or
22.4.4If the Lessee is adjudicated bankrupt, declared insolvent, or a court appoints a receiver for any property or part thereof owned or possessed by the Lessee, or makes a general assignment for the benefit of creditors, or a resolution is passed to wind-up, or suffers the filing of a voluntary or involuntary bankruptcy petition which may not be dismissed within a period of 30 (thirty) days after filing the petition then it shall be an automatic termination; or
22.5If at any time during the Lease Term it becomes illegal to continue to lease the premises in the Building due to any supervening extraordinary event arising on account of reasons beyond the control of the Lessor (not arising as a result of any default by the Lessor).
23.Consequences of Termination
23.1It is agreed that on termination or sooner determination of this Deed the Lessee shall forthwith remove itself and its agents, employees and other staff members and all its moveable furniture, fixtures, articles and belongings from the Demised Premises and shall handover quiet, vacant and peaceful possession/charge of the Demised Premises to the Lessor, (normal wear and tear excepted). The Lessee shall be solely responsible for the payments/charges of all outgoings for consumption of utilities/facilities in respect of the Demised Premises or reimburse to the Lessor if there is any damage to the Demised Premises done during the duration of the Lease Term.
23.2In the event the Lessee communicates in writing to the Lessor its intention to terminate this Deed prior to the expiry of the Lock-in-Period or the Lessor terminates this Deed on

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

account of an event of default on the part of the Lessee in accordance with the provisions of this Deed, then the Lessee shall be bound and liable to pay to the Lessor the entire amount of Lease Rent for the unexpired period of the Lock-in-Period. If such Lease Rent is not paid by the Lessee in respect of the unexpired Lock-in period, then the Lessor shall be entitled to forfeit such amount of the Interest Free Security Deposit as is proportionate to the unexpired Lock-in Period.
23.3In the event of termination of the Lease and if the Lessee fails to hand over vacant charge of the Demised Premises to the Lessor in spite of the fact that the Lessor is ready and willing to hand over the Interest Free Security Deposit amount after deductions, if any, then in such an event without prejudice to the other rights and remedies available to the Lessor the Lessee shall pay to the Lessor, compensation equivalent to 5 (five) times the Lease Rent in respect of the Demised Premises for every day of such delay/ default for the first 15 (fifteen) days from the date of expiry or earlier termination. In the event that such delay/ default continues beyond 15 (fifteen) days from the date of expiry or termination, provided that the Lessor continues to be ready and willing to refund the Interest Free Security Deposit as agreed, the Lessee shall be liable to pay as Lease Rents, an amount equivalent to 5 (five) times the last paid Lease Rent in respect of the Demised Premises for every day of such delay/ default, as and by way of pre-determined liquidated damages that will be caused to the Lessor and the same is agreed as liquidated damages and not penalty. The Lessee agrees that it shall not at any time dispute or object the quantum of damages mentioned above. Such compensation will be computed at the aforesaid rate for the period of delay.
23.4Without prejudice to what is stated hereinabove, if the Lessee fails to vacate and remove itself and its belongings on the date of termination or expiry of this Lease, then thereafter the Lessor shall be entitled to prevent access to the Lessee, its employees and third parties claiming through the Lessee into the Demised Premises and the Lessor is

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

authorized to remove the belongings of the Lessee from the Demised Premises and store the same at a warehouse at the entire risk and cost of the Lessee. This authority is retained by the Lessor and expressly agreed to by the Lessee. This authority is irrevocable and constitutes the basis for this Deed and the Lessee shall not be entitled to dispute, challenge or call into question the validity or reasonableness of this provision.
23.5The Lessee agrees and confirms that if the Demised Premises is destroyed or damaged solely on account of any gross negligence on the part of the Lessee, then in that event, this Deed shall not come to an end and the Lessee shall be bound and liable to pay the Lease Rent and/or compensation to the Lessor and the Lessee shall at its own cost and expense restore the Demised Premises which are so destroyed in the same good order and condition as they were at the time of entering into this Deed.
24.Agreed Rate of Interest
Should any amount (“the principal amount”) become payable by the Lessee to the Lessor under this Deed or under law, then the same shall be paid forthwith i.e. on the Due Date, however if there be a delay in payment of the principal amount on the Due Date, then the Lessee shall pay interest on the principal amount at the rate of 18% per annum from the Due Date to the actual date of payment. It is hereby clarified that the provision of interest is additional and does not prejudice the substantive right and recourse available to the Lessor under the Deed or in law in the event of failure on the part of the Lessee to pay it’s due to the Lessor.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

25.General Indemnity
25.1Lessee’s Indemnity
The Lessee shall indemnify and keep indemnified the Lessor against
25.1.1Any direct consequence that may arise or action that may be taken against the Lessor for any loss or damage, suffered by the Lessor on account of any breach of the terms of this Deed or statement, warranty, representation, covenant or undertaking made and given by the Lessee which is found untrue or un-complied at the concerned time.
25.1.2All costs and expenses (including legal costs and fees) incurred by the Lessor in enforcing or attempting to enforce its rights under this Deed against the Lessee.
25.1.3Against any loss or damage that the Lessor may suffer or incur in the event of the Demised Premises or Building being destroyed or damaged (whether partially or entirely) on account of any act of omission or commission on the part of the Lessee, its Affiliates, employees, representatives, invitees and servants.
25.1.4Against any loss or damage that the Lessor may suffer or incur in the event of breach of Fit-Out Guidelines.
25.1.5Against any claim, payment or penalty that may be suffered by the Lessor on account of non-payment dues of electricity or water by Lessee or for the deposits thereof.
26.Miscellaneous
26.1The original key to main entrance door of the Demised Premises shall always remain with the Lessee. However, a set of duplicate keys shall be handed over to the Lessor for its

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

convenience. The Lessee shall not change the main lock without obtaining the previous consent in writing of the Lessor. In case the Lessee changes the main lock, then in that event, the Lessee shall hand over to the Lessor the original key of the lock and the duplicate thereof shall be retained by the Lessee. The security of all the furniture, fixtures, fittings and equipment’s in the Demised Premises shall be the sole responsibility of the Lessee and the Lessor shall never be held liable for any damage, loss, etc. except where such loss, damage is on account of willful default and/or gross negligence by the Lessor. The Lessee shall take the necessary third-party insurance in respect of the aforesaid. And a copy of the insurance should be handed over to the Lessor for the record.
26.2It is further agreed by and between the parties hereto that if there is any change in law governing the Demised Premises by way of any act, order, notification and/or ordinance wherein the Lessee whereby any superior right is given to the Lessee then in that event, a day prior to such act, order notification and/or ordinance, the tenancy (deemed or otherwise) shall come to an end. Thereafter the parties shall make every effort to meet and resolve the issue in the best possible manner in absolute good faith within a period of 30 (thirty) days during which period the Lessee may continue to occupy the Demised Premises on payment of the requisite fees. In the event the Parties are unable to reach a solution in respect of such an issue, this Deed shall thereafter stand terminated. Further, the Lessee hereby confirms and declares that it shall not claim any such rights, benefits or interests, irrespective of statutory provisions and the Lessee hereby gives its waiver/relinquishment in this regard.
26.3If any differences arise between the parties on areas, handover conditions, repairs during the entire term then the same shall be referred to the joint inspection of each party’s Architects whose decision in the matter will be final and binding on the parties.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.4No modification, amendment or waiver of any of the provisions of this Deed shall be effective unless made in writing specifically referring to this Deed and duly signed by each of the Parties.
26.5If any part of this Deed is determined by a court or arbitral tribunal to be invalid or unenforceable, the remaining part of this Deed will not be affected, impaired or invalidated, but will continue to bind the Parties. The invalid or unenforceable part of this Deed shall be treated as if it had been modified to comply with applicable law and the Parties shall thereupon negotiable to agree on a mutually satisfactory provision to substitute the provision found to be invalid or unenforceable.
26.6The terms and conditions of this Deed and all other information will be kept confidential by both Parties, their respective agents, employees and representatives and will not be disclosed in any manner whatsoever, in whole or in part, to any third party irrespective of the continuity hereof except to the extent such disclosure is required by law.
26.7Notices or other communication required or permitted to be given or made hereunder shall be in writing and delivered personally or by registered post or by courier service to the intended recipient at its address set forth below or to such other address as any Party may from time to time notify to the others:
For the Lessor: As set out in Item 19 of Schedule II
For the Lessee: As set out in Item 20 of Schedule II
Any such notice, demand or communication shall, unless the contrary is proved, be deemed to have been served, if given by hand delivery or Registered Post, on the next following working day in the place of receipt or, if given or made by registered post 7 (seven) days after posting and if given by e-mail with acknowledgement by counter party then on the same day. In proving the same, it shall be sufficient to show, in the case of a

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

letter, that the envelope containing the letter was correctly addressed and handed over by personal delivery or by courier service.
26.8In the event of any dispute between the Lessor and the Lessee, the same shall be referred to and settled through arbitration by a sole arbitrator to be appointed jointly by both Parties. The decision of the arbitrators shall be final and binding upon the Parties. The arbitration shall be held in accordance with the provisions of the Arbitration and Conciliation Act, 1996. The language of the arbitration shall be English. The arbitration shall be held at Chennai. It is clarified that notwithstanding that this Deed shall come to an end on the expiration of the term thereof by efflux of time or on the sooner revocation and determination thereof under any of the terms and provisions herein contained, the Deed to refer all disputes and differences to arbitration contained in this Clause shall continue to apply to and govern all and any disputes and differences referred to above that may arise on account of or consequent/subsequent to the expiration or such sooner revocation and determination of this Deed. Further on commencement of such arbitration proceedings the Parties shall continue to comply with their rights and obligations, including the obligation of the Lessee to pay the Lease Rent and the rights of the Parties with regard to termination of this Deed, during such period as the arbitration proceedings may continue. The cost of the arbitration will be initially paid by the Parties hereto in equal shares; the arbitrator shall be entitled to determine by the Award as to who will finally bear the costs and in what proportion. If the sole arbitrator appointed by the Parties refuses to act or is incapable of acting, then the Parties shall jointly appoint a new arbitrator; the substituted arbitrator will have like powers to act in the reference and make an Award as if he/she had been appointed in accordance with the terms of this Deed.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.9This Deed will be governed by the laws of India. The courts stipulated in Item 26 of Schedule II, India shall for the purpose of this Deed be deemed the courts of competent jurisdiction.
26.10This Deed and other Deeds and instruments delivered in connection herewith constitute the entire Deed between the Parties hereto with respect to the subject matter of this Deed and supersedes all prior Deeds and undertakings, both written and oral, with respect to the subject matter hereof except as otherwise expressly provided herein.
26.11In the event any accident occurs in the Demised Premises whereby any of its employees, customers, clients or any other persons visiting the Demised Premises are injured and/or leads to their death, the Lessor shall not be responsible or liable under any civil or criminal law or third-party claims for the same provided the same is not caused due to any act/s, omission/s or commission/s of the Lessor or any one claiming through it.
26.12No waiver of any provision of this Deed or consent to any departure from it by any Party shall be effective unless it is in writing. A waiver or consent shall be effective only for the purpose for which it is given. No default or delay on the part of any Party in exercising any rights, powers or privileges operates as a waiver of any right, nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct.
26.13In case of any inconsistency between the provisions of this Deed, the House Rules and/or the Fit-outs Guidelines, the provisions of this Deed shall prevail.
26.14The Parties hereto shall bear their own costs and expenses for the investigations, negotiations and examinations contemplated by this transaction, including costs of their respective accountants, attorneys.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

26.15The stamp duty and registration charges and related costs, charges or expenses on or in relation to all documentation in respect of this Deed or otherwise pertaining thereto shall be borne and paid by the Lessee alone. The registration of Lease Deed shall be done within 30 calendar days.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

THE SCHEDULE I
Said Land
All that piece and parcel of land bearing Survey Nos. 36/17 A, 227/1A, 227/1B, 227/ 2A1, 227/2A2, 228/1A1A, 228/1A1C Perungudi Village, admeasuring, 12.52 acres, bearing Plot No. 40, MGR Nedunchalai South (Veeranam Road South), Kandanchavadi, Chennai — 600 096, within the registration district — Chennai South and registration at sub-district of Neelankarai, Chennai bounded on all four sides as follows:
To the East: MGR Salai (Veeranam Road)
To the West: Monitoring Station
To the North: RMZ Millenia Building
To the South: Anna Nedunchalai

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

THE SCHEDULE II ABOVE REFERRED TO

Item No.	Particulars	Terms and Conditions
1.	Particulars of Lessee	Name: Freshworks Technologies Pvt Ltd Registered Office: Global Infocity Park Chennai, Block-B, 1st Floor, No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai - 600096
2.	Building	Block B, Global Infocity Park Chennai. Constructed on schedule I land.
3.	Demised Premises	67,200 Sqft, 3rd Floor in the Building Block B.
4.	Purpose/Permitted Use	IT / ITES
5.	Lease Commencement Date	01st August 2019
6.	Initial Term	3 Years from the Lease Commencement Date
7.	Renewal Term	2 Terms of 3 Years under the sole option of the Lessee
8.	Chargeable Area	67,200 Sf, 3rd Floor in the Building Block B.
9.	Warm Shell Rental Escalation Date	1st Escalation: 01st August 2022 — INR 105.80/- 2nd Escalation: 01st August 2025 — INR 121.67/- Applicable taxes will be charged over and above the stated warm shell rent.
10.	Fit-Out Period	From Lease Commencement Date to Rent Commencement Date.
11.	Interest Free Refundable Security Deposit
Amount: Equivalent to
(i)    6 months of Warm Shell Rent amounting to INR 3,70,94,400/- (Rupees Three Crores Seventy Lakhs Ninety Four Thousand Four Hundred Only);
The Interest Free Refundable Security Deposit shall be paid on or before the Lease Commencement Date.

12.	Escalation of Interest Free Security Deposit	The Interest Free Security Deposit will escalate in line with escalations in Warm Shell Rent.
13.	Warm Shell Lease Rent Schedule	The Lease Rent for the initial term for 3rd Floor of Block B shall be INR 92/sq.ft./month.
14.	Lease Rent Commencement Date	01st November 2019
15.	Lease Rent Free Period	The period from Lease Commencement Date to Rent Commencement Date, i.e., 3 Months as described in Item 10 of this Schedule.
16.	Lock-in Period	3 Years from the Lease Commencement Date.
17.	Parking Spaces and Fees	Four-Wheeler: 67 Fees: INR 1000/slot/month Two-Wheeler: 150 Fees: INR 250/slot/month
18.	Additional Parking Facility Costs	Four-Wheeler: INR 5000/- per slot per month
Two-Wheeler: INR 1000/- per slot per month.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

19.	Address for giving notice to Lessor	Faery Estates Pvt Ltd, Global Infocity Park, No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai – 600096
20.	Address for giving notice to Lessee	1st Floor, Block— B, Global Infocity Park Chennai, No.40, MGR Salai, Kandanchavadi, Perungudi, Chennai — 600096.
21.	Court of Competent Jurisdiction	Chennai
22.	Due Dates	Due	Payment Timeline
		Warm Shell Lease Rent	In Advance by the 7th Calendar day of each month.
		Parking Charges (If Applicable)	In Advance by the 7th Calendar day of each month.
23.	Interest Penalty	In the event of delay in payment of the Gross Rent beyond the due date for the same, the Lessee shall be liable to pay an interest on such amount(s) due at the rate of 18% (Eighteen per cent) per annum from the due date.
24.	Delayed Payments	If total unpaid dues exceed 50 % of the total security deposit paid, subject to 15 days' notice being provided to the Lessee, the Lessor shall have the right to disconnect power to the Demised Premises and the Lessor shall have the sole discretion to terminate the Lease Agreement.
IN WITNESS WHEREOF the Parties have hereunto and on the duplicate hereof set affixed their respective hand at the day and year first herein above written.

For LESSOR	For LESSEE
Faery Estates Private Limited	For M/s Freshworks Technologies Pvt Ltd

/s/ K.M. Mohan	/s/ Vijay Raghavan
AUTHORIZED SIGNATORY	AUTHORIZED SIGNATORY
Name: Mr. K.M.MOHAN	Name: Mr. Vijay Raghavan

WITNESS

1.Name: [***]	1.Name
2.Address: [***]	2.Address:

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure A
(Plan of the Demised Premises – 3rd Floor of Block B)
TYPICAL (3,5,6,7,8,9,10) FLOOR PLAN - BLOCK -B

NOTE : THIS IS INDICATIVE DRAWING PLEASE CHECK ALL THE DETAILS AT ACTUAL SITE CONDITIONS

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure "B"
(Hand over conditions for the purpose of Fit-Out works)
LESSOR'S SCOPE OF WORK - WARM SHELL SPECIFICATIONS
A. CIVIL
1. Bare cement plastered shell in office area with an up to 50 mm screed thickness
2. Plastered perimeter partition wall for the demised premises.
3. Finished Toilets that has been already built and will be handed over in as is where is basis to the Lessee, who may refurbish the same if they wish to do so at their own cost.
B. ELECTRICAL
1. A dedicated 110/11 KV substations is being provided for the entire premises.
2. Installation, maintenance and required replacement of calibrated Energy meters
3. Diesel generator sets of equivalent capacity shall be provided to generate 100 % power back up.
4. All cable and bus ducts shall be terminated at the rising mains.
5. Tap-off shall be provided in the rising main, for further downstream distribution by the occupant.
C. HEAT VENTILATION AND AIR CONDITIONING
1. Installation, maintenance and required replacement of calibrated BTU meters
2. Common chillers will be provided to cater to air conditioned office area load @ 275 sft / TR.
3. Common heat recovery wheels will be provided.
4. Common fresh air ducting shall be provided in the shafts with collars towards the toilets.
D. FIRE PROTECTION SYSTEM
1. Upright sprinkler piping in the office area and fire rated doors for all shafts.
2. Hydrant shall be provided with hose reel and hydrant valve in every lift lobby.
E. OTHER INFRASTRUCTURE
1. Common shafts are provided for networking and IBMS, with doors for access.
2. External cable ducts are provided from the main gate to the basements, for the ISP service provider to route the cable up to the point of service.
3. Designated locations have been identified for locating outdoor HVAC units (Split and precision)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

4. Common food court with vegetarian and non-vegetarian service providers.
5. Common lifts.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

LESSEE'S SCOPE OF WORK - FITOUT SPECIFICATIONS – PART B
A. CIVIL
1. All interior work inside the office space and (if required) re-furbish the washrooms provided by the Lessor
2. Brick Partitions within the premises if required by Lessee.
3. All costs towards consultancy charges towards heavy load installation like UPS and any other structural approval should be paid for by the Lessee
B. ELECTRICAL
1. Internal Electrical cabling for office space along with calibrated meters.
2. Infrastructure improvements to meet Tenant's power enhancement needs.
C. HEAT VENTILATION AND AIR CONDITIONING
1. Installation of Ceiling suspended unit, as applicable.
2. Internal air condition ducting and connecting chilled water pipe line from the common chilled water tap off point with necessary valve packages.
3. Infrastructure improvements to meet Tenant's air-con enhancement needs for the server/lab area.
4. Installation of indoor/ outdoor units of package /split/ ductable AC's.
5. Connecting of outdoor unit of Split/ Package AC drain line at respective floor.
D. FIRE PROTECTION SYSTEM
1. Pendant sprinkler piping in the office.
2. Smoke detectors and alarm system in the office area with connection to the IBMS.
E. PLUMBING INFRASTRUCTURE
1. Water proofing test of the wet areas if the Lessee chooses to have a wet pantry in their floor.

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial

Annexure "C"
(Plan indicating car parking spaces)

For FAERY ESTATES PVT. LTD	For Freshworks Technologies Private Limited
Authorized Signatory	Authorized Signatory
/s/ KM	/s/ VR
Lessor’s initial	Lessee’s initial